EXHIBIT 10.24

Amendment No. 1 to Master Solar Facility Turnkey Contract

This Amendment No. 1 (the “Amendment”) to the Master Solar Facility Turnkey Contract, between Sunrun Inc., a Delaware Corporation (“Sunrun”) and Solarmax Renewable Energy Provider, Inc., a California corporation (“Contractor”) (Contractor and Sunrun are each hereinafter referred to as “Party”, and together as “Parties”) is entered into as of and shall be effective as of December 31, 2014 (the “Amendment Effective Date”). Capitalized terms used but not defined herein shall have the meaning given to them in the Contract (as defined below).

WHEREAS, Sunrun and Contractor previously entered into that certain Master Solar Facility Turnkey Contract dated January 21, 2015, as amended (the “Contract”) in which the Parties agreed, among other things, to the general terms and conditions for the design, engineering, procurement, installation and construction of one or more Solar Facilities; and

WHEREAS, Sunrun and Contractor mutually desire to amend the Contract as set forth below.

NOW THEREFORE in consideration of the mutual promises and covenants set forth herein, it is agreed:

1. Article 7 is hereby amended to add the following Section 7.4 as hereby follows:

“7.4 Transfer of Title and Risk of Loss with Respect to Certain Solar Facilities. Notwithstanding Sections 7.1 and 7.2 of this Contract, upon written notification in substantially the form attached hereto as Exhibit M ((the “Transfer Notification”, and the date the Transfer Notification is delivered, the “Notice Date” or such other date as otherwise agreed upon by the parties the “Effective Date”), by Sunrun to Contractor to transfer title and risk of loss with respect to certain Solar Facilities (the “Selected Facilities”) as more specifically described in the Transfer Notification which shall be provided no earlier than submission of the Milestone Verification Statement for Milestone 2 by Contractor with respect to each Selected Facility, (1) legal title to and ownership of all materials and equipment (excluding title and ownership to solar photovoltaic modules and inverters already passed to Sunrun or its assignee pursuant to Section 7.1) incorporated into the Work with respect to the Selected Facilities shall pass to Sunrun or its assignee free and clear of any and all Liens as warranted in Section 11, and Contractor represents and warrants the same and (2) Sunrun or its assignee shall assume the risk of loss for all materials and equipment incorporated into the Work with respect to the Selected Facilities. Contractor shall retain the risk of loss on all materials and equipment incorporated into the Work with respect to the Selected Facilities until assumption by Sunrun or its assignees pursuant to this Section 7.4. Contractor further agrees to execute and deliver a Bill of Sale and Assignment, as included in the Transfer Notification, and dated as of the Notice Date, no later than five (5) business days after receipt of the Transfer Notification.”

2. A new Exhibit M to the Contract as attached hereto as Exhibit M is added to the Contract.

3. Upon written notice (the “Meter Notification”) by Sunrun to Contractor, which shall occur on or around April 1, 2015, the Contract shall be amended as follows:

a. Exhibit A to the Contract shall be deleted in its entirety and replaced in full by the Exhibit A attached hereto.

b. Exhibit B to the Contract shall be deleted in its entirety and replaced in full by the Exhibit B attached hereto.

c. Exhibit G shall be amended such that the reference to “Exhibit B” in Paragraph 1 shall be changed to “Exhibit A.”

4. Capitalized terms used herein and not otherwise defined herein have the respective meanings assigned to them in the Contract. Except as expressly amended by this Amendment or any additional amendments made pursuant to Section 14.2 of the Contract, the Contract remains in full force and effect. In the event of any conflict between the terms of this Amendment and the terms of the Contract, the terms of this Amendment shall prevail. Each Party warrants that it has the authority to enter into this Amendment and perform its obligations hereunder. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, Sunrun and Contractor hereby execute this Amendment No. I as of the Amendment Effective Date.

SUNRUN INC.		SOLARMAX RENEWABLE ENERGY PROVIDER, INC.

By:	/s/ [signature not legible]	By:	/s/ Michael Valencia
Name:		Name:	Michael Valencia
Title:		Title:	Sales Director

EXHIBIT A

FORM OF SOLAR FACILITY ADDENDUM CONTRACT

(Unique Residential Solar Customer Agreement No. )

THIS SOLAR FACILITY ADDENDUM CONTRACT (“Addendum”) is made by and between Sunrun Inc. (“Sunrun”) and Solarmax Renewable Energy Provider, Inc. (“Contractor”) for the design, engineering, procurement, installation, and construction of the Solar Facility described herein. This Addendum hereby incorporates, in toto, the terms and conditions set forth in the Master Solar Facility Turnkey Contract (“Contract”), and all schedules and exhibits thereto, executed by Sunrun and Contractor on      , 20____ [INSERT MONTH, DAY YEAR OF CONTRACT], as amended. Capitalized terms contained herein have the meanings set forth in the Contract.

It is agreed:

SOLAR FACILITY

Contract Price:            $____________________

Host Customer:            _________________________________________

Street Address:            _________________________________________

Utility:                           _________________________________________

Rebate Level:               _________________________________________

TECHNICAL SPECIFICATIONS

System Size

Description	Rating
Standard Test Condition Direct Current (STC DC kilowatts)
CEC Alternating Current (CEC AC kilowatts)

Generation Equipment

Photovoltaic collectors	Description
Manufacturer
Model number
STC DC rating
Quantity

Inverters	Description
Manufacturer
Model number
Efficiency
Quantity

Meter Information

Meter	Description
Manufacturer
Model number

SOLAR FACILITY DESIGN DIAGRAMS

Attach the single-line diagram and aerial-view module layout for the Solar Facility to this document.

SITE SPECIFICATIONS

	Array 1	Array 2
Shading (% of solar access)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Mounting pitch (degrees)
Azimuth (degrees)
Offset (inches)
Production (kWh)

ASSIGNMENT

When transfer of the title to the Work occurs pursuant to Article 7 of the Contract, title to the Work shall be transferred to the Person (“Assignee”) designated in Exhibit A-1 for Sunrun use only.

MISCELLANEOUS

Neither this Addendum, nor the Contract, creates any employment, agency, partnership, joint venture or other joint relationship between the Parties. Should a conflict arise between the terms of this Addendum and the terms of the Contract that cannot be reconciled, the terms of this Addendum shall govern; provided, however, agreement on a conflicting term in this Addendum shall not operate to modify the conflicting term in the Contract for future addenda executed between the Parties. This Addendum may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute but one and the same instrument.

SUNRUN INC.	SOLARMAX RENEWABLE ENERGY PROVIDER, INC.

SIGNATURE	SIGNATURE

NAME	NAME

TITLE	TITLE

DATE	DATE

EXHIBIT B

MATERIALS EQUIPMENT AND SUPPLIES PROVIDED BY SUNRUN

Item	Quantity
Sunrun inverter sticker	Quantity as required
Sunrun asset tags	Quantity as required

EXHIBIT M

TRANSFER NOTIFICATION

[SUNRUN LETTERHEAD]

[Date]

Solarmax Renewable Energy Provider, Inc.

3080 12th Street

Riverside, CA 92507

Re: Master Solar Facility Turnkey Contract, between Sunrun Inc. (“Sunrun”) and Solarmax Renewable Energy Provider, Inc. (“you” or “Contractor”), dated as of January 21, 2015, as amended (the “Agreement”)

Ladies and Gentlemen:

This transfer notification (this “Transfer Notification”) hereby notifies you of Sunrun’s election to transfer title and risk of loss with respect to certain Solar Facilities from you to a respective affiliate of Sunrun, pursuant to Section 7.4 of the Agreement. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

Pursuant to Section 7.4 of the Agreement, you will execute and deliver the bills of sale (the “Bills of Sale”) attached as Exhibit A hereto, and dated as of the Notice Date, no later than five (5) business days after receipt of this Transfer Notification. Upon the effective date of the Bills of Sale, the title to and risk of loss with respect to the Solar Facilities more specifically described in each Bill of Sale shall be transferred from you to the respective affiliate of Sunrun set forth therein.

Please contact us with any questions. Thank you for your cooperation and assistance.

Sincerely, SUNRUN INC.

By:

Print Name: _______________________________

Title:

Exhibit A

Bill of Sale

This BILL OF SALE AND ASSIGNMENT is made and entered into as of ________, 20[__]1 and shall be effective as of __________, by and between [APPLICABLE FUND NAME], a Delaware limited liability company (“Purchaser”), and Solarmax Renewable Energy Provider, Inc., a California corporation (“Seller”). Purchaser and Seller are referred to collectively herein as the “Parties”.

RECITALS

1. Pursuant to Section 7.4 of that certain Master Solar Facility Turnkey Contract, between Sunrun Inc. (“Sunrun”) and Seller, dated as of January 21, 2015, as amended (the “Agreement”) Seller has agreed to transfer title and risk of loss with respect to certain Solar Facilities. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Agreement.

2. It is the Parties’ intention to reflect the transfer of Seller’s legal title to and ownership of all materials and equipment (excluding title and ownership to solar photovoltaic modules and inverters already passed to Purchaser) incorporated into the Work (the “Transferred Assets”) with respect to the Solar Facilities more specifically described on Schedule I hereto (the “Transferred Facilities”) by the execution and delivery of this Bill of Sale and Assignment.

3. The Parties now desire to carry out the intent and purpose of Section 7.4 of the Agreement by Seller’s and Purchaser’s execution and delivery of this Bill of Sale and Assignment as evidence of the sale, conveyance, assignment, transfer and delivery to Purchaser of the Transferred Assets.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, in the Agreement and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Seller does hereby, effective from and after the date hereof, sell, convey, assign, transfer and deliver unto Purchaser, Seller’s legal title to and ownership of the Transferred Assets with respect to the Transferred Facilities, all as consistent with the Agreement, as amended (all such transactions together with respect to a Transferred Facility, the “Purchase And Sale”) and Purchaser does hereby, effective from and after the Effective Date, assume the risk of loss for the Transferred Assets and the Transferred Facilities.

2.	Seller warrants to Purchaser that Seller has good and marketable title to the Transferred Assets, and that the Transferred Assets are sold free of all liens, encumbrances, liabilities, and adverse claims of every nature and description whatsoever as of the Effective Date.

_____________

1 To be dated the date the Transfer Date was sent (the Notice Date)

3.	Within one month of the Effective Date, Purchaser shall update Schedule I to include additional applicable Transferred Facilities related to such Effective Date, which shall constitute an amendment to this Agreement without any further action required of Seller.

4.	Each of the Parties shall use its commercially reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable laws, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Bill of Sale and Assignment and consummate and make effective the transactions contemplated by this Bill of Sale and Assignment.

5.	This Bill of Sale and Assignment shall bind and shall inure to the benefit of the respective Parties and their assigns, transferees and successors.

6.	This Bill of Sale and Assignment shall be construed and enforced in accordance with the laws of the State of California.

7.	This Bill of Sale and Assignment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Bill of Sale and Assignment has been duly executed and delivered by a duly authorized representative of each of the Parties as of the Effective Date.

SELLER:

Solarmax Renewable Energy Provider, Inc.

By:
Name:
Title:

PURCHASER:

[Fund Name]

By:	Sunrun Inc., its managing member

By:
Name:
Title:

SCHEDULE I

TO BILL OF SALE

Transferred Facilities